UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 29, 2015

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (IRS Employer Identification Number)

1700 Pacific Avenue, Suite 2770, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code:  214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of its News Release, dated January 29, 2015, announcing the consummation of the previously announced contract for the sale by the Trust of approximately 19,607 acres of land in Upton/Crane Counties, Texas for aggregate consideration of $19,840,000.

A copy of the News Release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
	99.1	News Release of Texas Pacific Land Trust, dated January 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST
Date: January 29, 2015	By:	/s/ David M. Peterson
David M. Peterson
General Agent

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release of Texas Pacific Land Trust, dated January 29, 2015.